INCOME TAXES	12 Months Ended
Jul. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of (loss) income before provision for income taxes are as follows:

	Fiscal Year Ended July 31,
	2021	2020
	(In thousands)
Loss (income) from operations before income taxes:
U.S.	$(9,590)	$9,868
Foreign	6,592	9,801
Total (loss) income from operations before income taxes	$(2,998)	$19,669

The components of income tax expense from operations consist of the following:

	Fiscal Year Ended July 31,
	2021	2020
	(In thousands)
Current provision:
Federal	$—	$—
State	574	(124)
Foreign	1,033	3,283
	1,607	3,159
Deferred provision:
Federal	6,102	6,928
State	1,032	4,917
Foreign	96	661
	7,230	12,506
Total tax provision	$8,837	$15,665

As of July 31, 2021, the Company recorded a non-current deferred tax asset of $0.2 million and a non-current deferred tax liability of $1.2 million in "Other Assets" and "Other Long-term Liabilities," respectively. As of July 31, 2020, the Company recorded a non-current deferred tax asset of $0.3 million and a non-current deferred tax liability of $0.8 million in "Other Assets" and "Other Long-term Liabilities," respectively. The components of deferred tax assets and liabilities are as follows:

	July 31, 2021	July 31, 2020
	(In thousands)
Deferred tax assets:
Accruals and reserves	$8,503	$8,563
Tax basis in excess of financial basis for intangible and fixed assets	181	225
Net operating loss and capital loss carry forwards	466,801	468,132
Total gross deferred tax assets	475,485	476,920
Less: valuation allowance	(456,610)	(452,969)
Net deferred tax assets	$18,875	$23,951
Deferred tax liabilities:
Financial basis in excess of tax basis for intangible and fixed assets	$(18,464)	$(22,889)
Convertible debt	(1,342)	(1,595)
Total gross deferred tax liabilities	(19,806)	(24,484)
Net deferred tax liabilities	$(931)	$(533)

The net change in the total valuation allowance for the fiscal year ended July 31, 2021 was an increase of approximately $3.6 million. This increase is primarily due to the U.S. valuation allowance. A valuation allowance has been recorded against the gross deferred tax asset in the U.S and certain foreign subsidiaries since management believes that after considering all the available objective evidence, both positive and negative, historical and prospective, it is more likely than not that certain assets will not be realized. The net change in the total valuation allowance for the fiscal year ended July 31, 2020 was an increase of approximately $1.8 million.

The Company has certain deferred tax benefits, including those generated by net operating losses and certain other tax attributes (collectively, the "Tax Benefits"). The Company's ability to use these Tax Benefits could be substantially limited if it were to experience an "ownership change," as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"). In general, an ownership change would occur if there is a greater than 50-percentage point change in ownership of securities by stockholders owning (or deemed to own under Section 382 of the Code) five or more of a corporation's securities over a rolling three year period.

On March 27, 2020, the President of the United States signed the Coronavirus Aid, Relief, and Economic Security ("CARES") Act into law which is intended to respond to the COVID-19 pandemic and its impact on the economy, public health, state and local governments, individuals and businesses. The CARES Act contains numerous tax provisions including temporary changes to the future limitations on interest deductions related to section 163j.

As of July 31, 2021, the Company has elected to defer the employer-paid portion of social security taxes, which is expected to provide the Company with approximately $5.3 million of additional liquidity during the current calendar year, with 50% of the deferral due December 31, 2021 and the remaining 50% due December 31, 2022. The Company does not expect the provisions of the CARES Act to have a significant impact on the income tax provision, income tax payable or deferred income tax positions of the Company.

The CARES Act temporarily amended section 163j through fiscal year 2021 and increased the taxable income limitation to be 50% of the Company's net (loss) income excluding net charges related to interest income, interest expense, income tax expense, depreciation and amortization of intangible assets ("EBITDA"), on a tax basis. The limitation was previously 30% of EBITDA on a tax basis.

The Company has estimated its fiscal year 2020 global intangible low-taxed income ("GILTI") inclusion based on its current year foreign activity. The foreign entities have minor earnings and profit adjustments that will be factored in as part of the tax return filing. These amounts are not material and will not have a significant impact on the overall tax provision or disclosure. Due to the net operating losses available in the U.S., the Company is not entitled to a Section 250 deduction, which is why the total income amount has been recorded as the GILTI inclusion. The Company has made an accounting policy election, as allowed by the SEC and FASB, to recognize the impact of GILTI within the period incurred. Therefore, no U.S. deferred taxes are provided in GILTI inclusions of future foreign subsidiary earnings.

The Company has net operating loss carryforwards for federal and state tax purposes of approximately $2.1 billion and $111.1 million, respectively, at July 31, 2021. The federal net operating losses will expire from the fiscal year ending July 31,
2023 through the fiscal year ended July 31, 2038 and the state net operating losses will expire from the fiscal year ended July 31, 2022 through the fiscal year ended July 31, 2040. The Company has a foreign net operating loss carryforward of approximately $73.4 million, of which $57.0 million has an indefinite carryforward period. In addition, the Company has $34.2 million of capital loss carryforwards for federal and state tax purposes. The federal and state capital losses will expire in fiscal year 2024

Income tax expense attributable to income from continuing operations differs from the expense computed by applying the U.S. federal income tax rate of 21.0% to (loss) income from continuing operations before income taxes as a result of the following:

	Fiscal Year Ended July 31,
	2021	2020
	(In thousands)
Computed "expected" income tax expense (benefit)	$(630)	$4,158
Increase (decrease) in income tax expense resulting from:
Change in valuation allowance	4,085	8,531
Foreign tax rate differential	(33)	(23)
Goodwill impairment	5,388	—
Nondeductible expenses	443	3,010
Foreign withholding taxes	(1,310)	553
Addition of uncertain tax position reserves	(74)	(56)
State benefit of U.S. loss	—	(624)
State income taxes, net of federal benefit	317	133
Other	651	(17)
Actual income tax expense	$8,837	$15,665

The calculation of the Company's income tax liabilities involves dealing with uncertainties in the application of complex tax regulations in several tax jurisdictions. The Company is periodically reviewed by domestic and foreign tax authorities regarding the amount of taxes due. These reviews include questions regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the exposure associated with various filing positions, the Company records estimated reserves when necessary. Based on the evaluation of current tax positions, the Company believes it has appropriately accrued for exposures.

The Company operates in multiple taxing jurisdictions, both within and outside of the United States. At July 31, 2021 and 2020, the total amount of the liability for unrecognized tax benefits, including interest, related to federal, state and foreign taxes was approximately $2.5 million and $2.8 million, respectively. To the extent the unrecognized tax benefits are recognized, the entire amount would impact income tax expense. The Company expects that there will be a $0.6 million reduction of the unrecognized tax benefits in the next twelve months related to the U.S. state income tax exposure as a result of a lapse in the applicable statute of limitations.

The Company files income tax returns in the U.S., various states and in foreign jurisdictions. The federal and state income tax returns are generally subject to tax examinations for the tax years ended July 31, 2018 through July 31, 2021. To the extent the Company has tax attribute carryforwards, the tax year in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service or state tax authorities to the extent utilized in a future period. In addition, a number of tax years remain subject to examination by the appropriate government agencies for certain countries in the Europe and Asia regions. In Europe, the Company's 2013 through 2020 tax years remain subject to examination in most locations while the Company's 2009 through 2020 tax years remain subject to examination in most Asia locations.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

	Fiscal Year Ended July 31,
	2021	2020
	(In thousands)
Balance as of beginning of year	$2,460	$2,207
Additions for current year tax positions	52	667
Currency translation	(3)	2
Reductions for lapses in statute of limitations	(369)	(416)
Balance as of end of year	$2,140	$2,460

In accordance with the Company's accounting policy, interest related to income taxes is included in the provision for income taxes line of the consolidated statements of operations. For the fiscal years ended July 31, 2021 and 2020, the Company has not recognized any material interest expense related to uncertain tax positions. As of July 31, 2021 and 2020, the Company had recorded liabilities for increases in interest expense related to uncertain tax positions for an immaterial amount and $0.1 million, respectively. The Company expects $0.6 million of unrecognized tax benefits and related interest will reverse in the next twelve months.